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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 22, 2007


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19027                   84-1057605
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



      4250 Buckingham Dr. #100, Colorado Springs, CO 80907
            (Address of Principal Executive Offices)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02:  Results of Operations and Financial Condition

     On January 22, 2007, Simtek Corporation (the "Company") issued a press release announcing to investors that, among other things, it expects 2006 annual revenue to be approximately $30.6 million, that GAAP profit is expected for the fourth quarter of 2006, that it has a backlog for the first quarter of 2007 of approximately $7.1 million (measured as of December 31, 2006) and that the fourth quarter and year-end 2006 investor earnings call will be held on February 22, 2007. A copy of the press release is included herewith as Exhibit 99.1

Item 9.01:  Financial Statements and Exhibits


     (d)  Exhibits

          Exhibit Number    Description
          --------------    -----------

               99.1 Press release of the Company dated January 22, 2007, titled "Simtek Expects 2006 Annual Revenue of $30.6 Million"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


January 23, 2007

                                  EXHIBIT INDEX


Exhibit Number     Description
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    99.1 Press release of the Company dated January 22, 2007, titled "Simtek Expects 2006 Annual Revenue of $30.6 Million".